                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           RIVERSOURCE SELECTED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center,   Minneapolis, Minnesota        55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

Annual Report

                                              [RIVERSOURCE(SM) INVESTMENTS LOGO]

   RIVERSOURCE(SM)

   PRECIOUS METALS FUND

--------------------------------------------------------------------------------

   ANNUAL REPORT FOR THE
   PERIOD ENDED MARCH 31, 2006

 > RIVERSOURCE PRECIOUS METALS FUND
   SEEKS TO PROVIDE SHAREHOLDERS WITH
   LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...........................................................      2

Performance Summary .....................................................      3

Questions & Answers with Portfolio Management ...........................      4

The Fund's Long-term Performance ........................................      8

Investments in Securities ...............................................     10

Financial Statements ....................................................     13

Notes to Financial Statements ...........................................     16

Report of Independent Registered Public Accounting Firm .................     29

Fund Expenses Example ...................................................     30

Board Members and Officers ..............................................     32

Approval of Investment Management Services Agreement ....................     35

Proxy Voting ............................................................     38

Results of Meeting of Shareholders ......................................     39

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
                       RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MARCH 31, 2006

--------------------------------------------------------------------------------
  PORTFOLIO MANAGER                                                          <
--------------------------------------------------------------------------------

PORTFOLIO MANAGER                                   SINCE      YEARS IN INDUSTRY
Clay Hoes                                           1/99              12

--------------------------------------------------------------------------------
  FUND OBJECTIVE                                                             <
--------------------------------------------------------------------------------

For investors seeking long-term growth of capital.

Inception dates by class
A: 4/22/85       B: 3/20/95        C: 6/26/00       I: 7/15/04        Y: 3/20/95

Ticker symbols by class
A: INPMX         B: INPBX          C: --            I: --             Y: --

Total net assets                                                  $109.3 million

Number of holdings                                                            52

--------------------------------------------------------------------------------
  TOP FIVE COUNTRIES                                                         <
--------------------------------------------------------------------------------

Percentage of portfolio assets

--------------------------------------------------------------------------------
Canada                                                                    48.9%
--------------------------------------------------------------------------------
United States                                                             23.9
--------------------------------------------------------------------------------
South Africa                                                              15.6
--------------------------------------------------------------------------------
United Kingdom                                                             6.7
--------------------------------------------------------------------------------
Australia                                                                  2.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SECTOR COMPOSITION                                                         <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Gold Mining                                                              60.4%

Silver Mining                                                             9.9%

Platinum Mining                                                           9.7%

Diversified Mining                                                        9.0%

Short-Term Securities*                                                    4.9%

Palladium Mining                                                          4.0%

Diamond Mining                                                            2.1%

* Of the 4.9%, 3.8% is due to security lending activity and 1.1% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
  TOP TEN HOLDINGS                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

--------------------------------------------------------------------------------
Lonmin (United Kingdom)                                                   5.3%
--------------------------------------------------------------------------------
AngloGold Ashanti ADR (South Africa)                                      4.3
--------------------------------------------------------------------------------
Glamis Gold (United States)                                               4.0
--------------------------------------------------------------------------------
Silver Wheaton (Canada)                                                   3.8
--------------------------------------------------------------------------------
Agnico-Eagle Mines (Canada)                                               3.8
--------------------------------------------------------------------------------
Newmont Mining (United States)                                            3.7
--------------------------------------------------------------------------------
Gammon Lake Resources (Canada)                                            3.6
--------------------------------------------------------------------------------
Meridian Gold (United States)                                             3.1
--------------------------------------------------------------------------------
Barrick Gold (Canada)                                                     3.0
--------------------------------------------------------------------------------
Kinross Gold (Canada)                                                     2.9
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

The RiverSource Precious Metals Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for specific risks associated with the Fund.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Precious Metals Fund Class A (excluding sales charge)       +64.03%

Philadelphia Stock Exchange Gold & Silver Index (unmanaged)             +52.81%

Lipper Gold Funds Index                                                 +68.19%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                               <
--------------------------------------------------------------------------------

                        CLASS A          CLASS B           CLASS C        CLASS I   CLASS Y
(INCEPTION DATES)      (4/22/85)        (3/20/95)         (6/26/00)      (7/15/04) (3/20/95)
                                          AFTER            AFTER
                    NAV(1)  POP(2)    NAV(1)  CDSC(3)   NAV(1) CDSC(4)     NAV(5)    NAV(5)
AT MARCH 31, 2006
---------------------------------------------------------------------------------------------
1 year             +64.03%  +54.60%  +62.73%  +57.73%  +62.85%  +61.85%   +64.75%   +64.38%
---------------------------------------------------------------------------------------------
3 years            +34.95%  +32.31%  +33.91%  +33.17%  +33.95%  +33.95%      N/A    +35.25%
---------------------------------------------------------------------------------------------
5 years            +32.21%  +30.65%  +31.22%  +31.08%  +31.24%  +31.24%      N/A    +32.46%
---------------------------------------------------------------------------------------------
10 years            +3.96%   +3.35%   +3.17%   +3.17%     N/A      N/A       N/A     +4.16%
---------------------------------------------------------------------------------------------
Since inception     +8.23%   +7.93%   +8.38%   +8.38%  +26.03%  +26.03%   +34.59%    +9.42%
---------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
                       RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                                  WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Clay Hoes discusses RiverSource Precious Metals Fund's results and positioning for the fiscal year ended March 31, 2006.

Q: How did RiverSource Precious Metals Fund perform for the 12 months ended March 31, 2006?

A: RiverSource Precious Metals Fund's Class A shares (excluding sales charge) increased 64.03% for the fiscal year ended March 31, 2006. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which rose 52.81% for the same time frame. The Fund's peer group, as represented by the Lipper Gold Funds Index, advanced 68.19% during the period.

--------------------------------------------------------------------------------
  STYLE MATRIX                                                               <
--------------------------------------------------------------------------------

[CHART] Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
            X             LARGE
            X             MEDIUM  SIZE
            X             SMALL


Q:    What factors most significantly affected performance?

A: The past 12 months have been an exceptional period for precious metals stocks as limited supply came head-to-head with booming demand from developing economies like India and China and an increased interest for portfolio diversification. This same dynamic has driven results in all natural resources including energy, metals and mining.

      The Fund benefited from its holdings of silver, platinum and palladium stocks as all three metals benefited from upward price trends. These metals are used more for industrial than decorative applications and in all three instances, the number of production locations is limited. In particular, the number of mines dedicated to silver declined at a faster rate than demand during the past two decades, where low silver prices persisted. Platinum and palladium are used in automobile catalytic converters and clean air regulations have fueled demand. Although the use of silver in photographic processing has declined with the popularity of digital photography, usage in semiconductors and other areas has increased. Finally, as a result of silver's increased popularity, the first ever silver exchange-traded fund (ETF) is set to be launched in the upcoming months.

--------------------------------------------------------------------------------
4 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE PAST 12 MONTHS HAVE BEEN AN EXCEPTIONAL PERIOD FOR PRECIOUS METALS STOCKS AS LIMITED SUPPLY CAME HEAD-TO-HEAD WITH BOOMING DEMAND FROM DEVELOPING ECONOMIES LIKE INDIA AND CHINA AND AN INCREASED INTEREST FOR PORTFOLIO DIVERSIFICATION.

      During the period, we identified several small-cap stocks that we considered to be likely takeover candidates and two were announced as acquisitions during the fiscal year -- Desert Sun Mining, which has been consolidated into Yamana Gold, and Western Silver, scheduled to become part of Glamis Gold in May 2006. In addition, one of the portfolio's large-cap holdings, Placer Dome, was acquired by Barrick Gold. Strong results from these holdings contributed to the Fund's outperformance of the Philadelphia Index during the fiscal year.

      The Fund's ability to invest a portion of the portfolio in non-precious metals equities was also advantageous, particularly during down periods for the metals markets. Stocks such as BHP Billiton, copper producer Rio Tinto and zinc producer Teck Cominco tend to perform differently than precious metals stocks so in a down period they can cushion the Fund against volatility.

      A small allocation to copper and zinc stocks also helped when gold moved into a periodic selling mode.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: During the past year, we reduced the Fund's holdings of small-cap stocks, instead focusing greater emphasis on mid-cap and large-cap stocks. We reduced the number of holdings in the portfolio from about 70 to between 45 and 55. The larger weightings in fewer stocks and the greater emphasis on large- and mid-cap stocks had a positive impact as the price of gold rose during the period. We are maintaining about 10% or less of the portfolio in small-cap stocks, where we are largely interested in potential takeover targets. Among small-caps, we demand a high level of liquidity so that we can move in and out of the stocks easily if we deem it appropriate.

--------------------------------------------------------------------------------
                       RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> DURING THE PAST YEAR, WE REDUCED THE FUND'S HOLDINGS OF SMALL-CAP STOCKS, INSTEAD FOCUSING GREATER EMPHASIS ON MID-CAP AND LARGE-CAP STOCKS.

      We also added some non-precious metals and mining stocks, such as nickel, copper, zinc, coal, natural gas and salt during the period. As discussed above, these offer added diversification that can be particularly advantageous in down markets. The Fund can be invested in metals and mining stocks that are not precious metals-related up to 20%, but given the strong gold and precious metals market, we kept that weighting at approximately 10% during the 12-month period. Approximately 10% of the portfolio is in silver stocks and 14% in platinum and palladium.

      We are satisfied with the current positioning of the portfolio and will likely maintain the silver position through the introduction of the silver ETF and then we will review the allocation. The mix of platinum and palladium may change over time in response to a cyclical preference for one over the other in the manufacturing of automobile catalytic converters. Typically when one metal becomes mispriced, the auto companies switch back to the other and vice-versa. Currently we believe a shift from platinum to palladium may be on the horizon. In addition, we have room to increase holdings of non-precious metals-related holdings, and we may do so if there is profit-taking on the precious metals side.

      A notable outcome of our restructuring over the course of this past year is that we have significantly reduced the Fund's turnover rate. For the fiscal year ended March 31, 2005, the turnover rate was 196%. The rate for the 2006 fiscal year was 111%, and we think that is indicative of the approximate rate going forward.

--------------------------------------------------------------------------------
6 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: Our outlook going forward is favorable, though we strongly caution investors that a repeat of the past year's exceptional returns is highly unlikely. We do think the cycle of strong performance for metals may continue longer than people expect because it will take some time to reverse 20 years of weak capital investment, particularly given a severe shortage of experienced mining engineers and geological experts. However, we think we have seen the largest portion of the advance already. There may be a second leg of strong results, but we don't believe it will have nearly the same magnitude as what we have already witnessed.

      Demand for platinum and palladium may increase with global auto manufacturing. With the pending cyclical move from platinum to palladium, we may see platinum prices stabilize. Silver has been playing catch-up and there may be some more movement in advance of the silver ETF introduction, but we anticipate a subsequent flattening of silver prices. There also could be a point at which investment-driven demand causes silver prices to rise faster than gold, platinum or palladium and if that happens, we may sell holdings to lock in profits.

      We think the movement in gold prices during the last year and a half has largely been a function of central banks using gold as a currency hedge or substitute, and we believe that will continue into the coming months. Data suggest that central banks are less willing to be gold sellers and more willing to be buyers. In addition, we believe the U.S. budget and trade deficits will put added upward pressure on gold prices.

--------------------------------------------------------------------------------
                       RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals Fund Class A shares (from 4/1/96 to 3/31/06) as compared to the performance of two widely cited performance indices, the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                      CLASS A
                                --------------------------------------------------
                                           Short-term       Long-term
Fiscal year ended               Income   capital gains    capital gains   TOTAL
----------------------------------------------------------------------------------
March 31, 2006                   $  --        $--              $--         $  --
----------------------------------------------------------------------------------
March 31, 2005                    1.16         --               --          1.16
----------------------------------------------------------------------------------
March 31, 2004                    0.85         --               --          0.85
----------------------------------------------------------------------------------
March 31, 2003                    0.34         --               --          0.34
----------------------------------------------------------------------------------
March 31, 2002                      --         --               --            --
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PRECIOUS METALS FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

          RiverSource Precious    Philadelphia Stock
          Metals Fund Class A       Exchange Gold &       Lipper Gold
        (includes sales charge)     Silver Index(1)      Funds Index(2)
'96              9,452                  10,000               10,000
'97              7,548                   7,298                7,841
'98              5,066                   5,779                5,218
'99              4,083                   4,263                4,014
'00              3,711                   4,129                3,720
'01              3,441                   3,556                3,419
'02              5,435                   5,373                5,897
'03              5,655                   5,176                6,195
'04             10,582                   8,211               10,661
'05              8,472                   7,420                9,886
'06             13,897                  11,339               16,627

COMPARATIVE RESULTS
Results at March 31, 2006

                                                                                                          SINCE
RIVERSOURCE PRECIOUS METALS FUND (INCLUDES SALES CHARGE)    1 YEAR    3 YEARS     5 YEARS   10 YEARS   INCEPTION(3)
--------------------------------------------------------------------------------------------------------------------
 Class A Cumulative value of $10,000                       $ 15,460   $ 23,162   $ 38,067   $ 13,897   $     49,430
--------------------------------------------------------------------------------------------------------------------
         Average annual total return                         +54.60%    +32.31%    +30.65%     +3.35%         +7.93%
--------------------------------------------------------------------------------------------------------------------
 PHILADELPHIA STOCK EXCHANGE GOLD & SILVER INDEX(1)
--------------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                       $ 15,281   $ 21,904   $ 31,884   $ 11,339            N/A
--------------------------------------------------------------------------------------------------------------------
         Average annual total return                         +52.81%    +29.87%    +26.10%     +1.26%           N/A
--------------------------------------------------------------------------------------------------------------------
LIPPER GOLD FUNDS INDEX(2)
--------------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                       $ 16,819   $ 26,839   $ 48,633   $ 16,627   $     34,643
--------------------------------------------------------------------------------------------------------------------
         Average annual total return                         +68.19%    +38.97%    +37.21%     +5.21%         +6.12%
--------------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from April 22, 1985. Lipper peer group data is from May 1, 1985. The Fund began operating before the inception of the Philadelphia Stock Exchange Gold & Silver Index.

--------------------------------------------------------------------------------
                       RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Precious Metals Fund

MARCH 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
  COMMON STOCKS (97.3%)(c)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)
AUSTRALIA (2.2%)
BHP Billiton ADR                                47,500            $   1,892,875
Equinox Minerals                               400,000(b)               527,533
                                                                   ------------
Total                                                                 2,420,408
--------------------------------------------------------------------------------

CANADA (49.4%)
Aber Diamond                                    60,000                2,415,518
Agnico-Eagle Mines                             140,000                4,263,000
Alamos Gold                                    200,000(b)             1,618,566
Atna Resources                                 275,000(b)               541,663
Barrick Gold                                   125,000                3,405,000
Bema Gold                                      550,000(b)             2,436,500
Crystallex Intl                                250,000(b)             1,027,500
Desert Sun Mining                              290,000(b)             1,600,800
Eldorado Gold                                  490,000(b)             2,366,704
EuroZinc Mining                                340,000(b)               591,076
Gabriel Resources                              800,000(b)             1,712,769
Gammon Lake Resources                          225,000(b)             4,031,001
Goldcorp                                       100,000                2,925,000
IAMGOLD                                        250,000                2,151,666
Inco                                            30,000(b)             1,496,700
Kinross Gold                                   305,000(b)             3,325,041
Linear Gold                                    100,000(b)               558,363
Nexen                                           15,000                  825,600
Northern Orion Resources                       200,000(b)               900,916
NovaGold Resources                             155,000(b)             2,371,500
PAN American Silver                            130,000(b)             3,302,000
Silver Wheaton                                 400,000(b)             4,275,071
Stingray Resources                             248,000(b)               169,907
Teck Cominco Cl B                               28,000                1,801,764
Western Silver                                 100,000(b)             2,336,216
Yamana Gold                                    160,000(b)             1,472,981
                                                                   ------------
Total                                                                53,922,822
--------------------------------------------------------------------------------

PAPUA NEW GUINEA(0.9%)
Lihir Gold                                     500,000(b)               955,593
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

RUSSIA (2.0%)
MMC Norilsk Nickel ADR                          20,000            $   1,934,000
Polyus Gold ADR                                 20,000(g)               299,197
                                                                  -------------
Total                                                                 2,233,197
--------------------------------------------------------------------------------

SOUTH AFRICA (16.2%)
Anglo Platinum                                  27,000                2,457,413
AngloGold Ashanti ADR                           90,000(d)             4,870,800
Gold Fields ADR                                130,000                2,857,400
Harmony Gold Mining ADR                        150,000(b)             2,382,000
Impala Platinum Holdings                        13,000                2,464,204
Randgold Resources ADR                         145,000(b)             2,634,650
                                                                  -------------
Total                                                                17,666,467
--------------------------------------------------------------------------------

UNITED KINGDOM (6.9%)
Lonmin                                         130,000                6,014,357
Rio Tinto ADR                                    7,500                1,552,500
                                                                  -------------
Total                                                                 7,566,857
--------------------------------------------------------------------------------

UNITED STATES (19.7%)
Apollo Gold                                    500,000(b)               375,000
Coeur d'Alene Mines                            200,000(b)             1,312,000
Freeport-McMoRan Copper & Gold Cl B             40,000                2,390,800
Glamis Gold                                    140,000(b)             4,567,955
Jaguar Mining                                  150,000(b)               733,493
Meridian Gold                                  120,000(b)             3,545,431
Metallica Resources                            100,000(b)               327,995
Newmont Mining                                  80,000                4,151,200
Peabody Energy                                  30,000                1,512,300
Stillwater Mining                              160,000(b)             2,633,600
                                                                  -------------
Total                                                                21,549,774
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $72,070,148)                                               $ 106,315,118
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  OTHER (1.5%)(c)
--------------------------------------------------------------------------------
ISSUER                                            SHARES             VALUE(a)
CANADA
Goldcorp
   Warrants                                    275,000 (b,g)      $   1,624,989
--------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                       $   1,624,989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (5.1%)(e)
--------------------------------------------------------------------------------
                                                  AMOUNT
                               EFFECTIVE        PAYABLE AT
ISSUER                           YIELD           MATURITY            VALUE(a)
COMMERCIAL PAPER
Chesham Finance LLC
   04-03-06                      4.88%         $ 4,500,000        $   4,498,170
Kitty Hawk Funding
   04-13-06                      4.67            1,100,000(f)         1,098,149
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,597,071)                                                $   5,596,319
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $77,667,219)(h)                                            $ 113,536,426
================================================================================

--------------------------------------------------------------------------------
  NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 4.0% of net assets. See Note 5 to the financial statements. 1.1% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $1,098,149 or 1.0% of net assets.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at March 31, 2006, is as follows:

                                               ACQUISITION
SECURITY                                          DATES                COST
--------------------------------------------------------------------------------
Goldcorp
   Warrants                                      10-14-04         $          --
Polyus Gold ADR                                  11-09-05               214,994

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(h) At March 31, 2006, the cost of securities for federal income tax purposes was $87,721,287 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $  26,174,076
      Unrealized depreciation                                          (358,937)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                 $  25,815,139
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
12 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Precious Metals Fund

MARCH 31, 2006
----------------------------------------------------------------------------------------------------------
  ASSETS
----------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $77,667,219)                                                            $ 113,536,426
Cash in bank on demand deposit                                                                     61,089
Foreign currency holdings (identified cost $23,084) (Note 1)                                       23,049
Capital shares receivable                                                                          74,310
Dividends and accrued interest receivable                                                          44,036
----------------------------------------------------------------------------------------------------------
Total assets                                                                                  113,738,910
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  LIABILITIES
----------------------------------------------------------------------------------------------------------
Payable upon return of securities loaned (Note 5)                                               4,345,000
Accrued investment management services fee                                                          2,417
Accrued distribution fee                                                                           15,032
Accrued transfer agency fee                                                                            68
Accrued administrative services fee                                                                   182
Other accrued expenses                                                                             67,603
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               4,430,302
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $ 109,308,608
==========================================================================================================
----------------------------------------------------------------------------------------------------------
  REPRESENTED BY
----------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                    $      75,065
Additional paid-in capital                                                                     77,006,000
Net operating loss                                                                             (1,634,794)
Accumulated net realized gain (loss) (Note 7)                                                  (2,006,835)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          35,869,172
----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $109,308,608
==========================================================================================================
Net assets applicable to outstanding shares:              Class A                           $  87,002,631
                                                          Class B                           $  20,298,893
                                                          Class C                           $   1,914,924
                                                          Class I                           $      14,701
                                                          Class Y                           $      77,459
Net asset value per share of outstanding capital stock:   Class A shares        5,904,662   $       14.73
                                                          Class B shares        1,456,935   $       13.93
                                                          Class C shares          138,680   $       13.81
                                                          Class I shares              989   $       14.86
                                                          Class Y shares            5,212   $       14.86

----------------------------------------------------------------------------------------------------------
*     Including securities on loan, at value (Note 5)                                       $   4,275,480
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                     RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT  - 13
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Precious Metals Fund

YEAR ENDED MARCH 31, 2006

----------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                    $    878,459
Interest                                                                                           81,837
Fee income from securities lending (Note 5)                                                        16,650
   Less foreign taxes withheld                                                                    (30,211)
----------------------------------------------------------------------------------------------------------
Total income                                                                                      946,735
----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                579,779
Distribution fee
   Class A                                                                                        165,867
   Class B                                                                                        162,206
   Class C                                                                                         17,083
Transfer agency fee                                                                               155,343
Incremental transfer agency fee
   Class A                                                                                         13,207
   Class B                                                                                          4,856
   Class C                                                                                            328
Service fee -- Class Y                                                                                 42
Administrative services fees and expenses                                                          50,123
Compensation of board members                                                                       9,695
Custodian fees                                                                                     57,273
Printing and postage                                                                               66,675
Registration fees                                                                                  50,837
Audit fees                                                                                         24,000
Other                                                                                               8,010
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                  1,365,324
   Earnings credits on cash balances (Note 2)                                                      (9,331)
----------------------------------------------------------------------------------------------------------
Total net expenses                                                                              1,355,993
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                  (409,258)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                              16,281,092
   Foreign currency transactions                                                                  (95,765)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                        16,185,327
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          28,894,239
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                          45,079,566
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $ 44,670,308
==========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Precious Metals Fund

YEAR ENDED MARCH 31,

                                                                                 2006             2005
-----------------------------------------------------------------------------------------------------------
  OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                             $    (409,258)   $    (905,932)
Net realized gain (loss) on investments                                        16,185,327         (562,787)
Net change in unrealized appreciation (depreciation) on investments                            (20,519,060)
   and on translation of assets and liabilities in foreign currencies          28,894,239
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                44,670,308      (21,987,779)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             --       (7,238,258)
   Class B                                                                             --       (1,984,032)
   Class C                                                                             --         (193,636)
   Class I                                                                             --           (1,196)
   Class Y                                                                             --           (7,421)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                                    --       (9,424,543)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                     13,478,395       16,125,970
   Class B shares                                                               3,585,033        4,359,075
   Class C shares                                                                 363,333          288,199
   Class I shares                                                                      --           10,000
   Class Y shares                                                                  45,705          138,535
Reinvestment of distributions at net asset value
   Class A shares                                                                      --        7,145,635
   Class B shares                                                                      --        1,962,291
   Class C shares                                                                      --          165,909
   Class Y shares                                                                      --            7,261
Payments for redemptions
   Class A shares                                                             (24,258,819)     (18,099,061)
   Class B shares (Note 2)                                                     (8,187,864)      (9,024,208)
   Class C shares (Note 2)                                                       (984,979)        (330,154)
   Class Y shares                                                                 (35,755)        (132,129)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             (15,994,951)       2,617,323
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        28,675,357      (28,794,999)
Net assets at beginning of year                                                80,633,251      109,428,250
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $ 109,308,608    $  80,633,251
===========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    RIVERSOURCE PRECIOUS METALS FUND  -  2006 ANNUAL REPORT - 15
================================================================================

NOTES TO FINANCIAL STATEMENTS

RiverSource Precious Metals Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Selected Series, Inc. (formerly AXP Selected Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares which represents 0.01% of the Funds net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

ILLIQUID SECURITIES

At March 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2006 was $1,924,186 representing 1.76% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2006, foreign currency holdings were entirely comprised of Canadian dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
18 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,320,173 and accumulated net realized gain has been decreased by $5,071,188 resulting in a net reclassification adjustment to increase paid-in capital by $751,015.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                   2006       2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ...............................   $    --   $ 7,238,258
   Long-term capital gain ........................        --            --

CLASS B
Distributions paid from:
   Ordinary income ...............................        --     1,984,032
   Long-term capital gain ........................        --            --

CLASS C
Distributions paid from:
   Ordinary income ...............................        --       193,636
   Long-term capital gain ........................        --            --

CLASS I
Distributions paid from:
   Ordinary income ...............................        --         1,196
   Long-term capital gain ........................        --            --

CLASS Y
Distributions paid from:
   Ordinary income ...............................        --         7,421
   Long-term capital gain ........................        --            --

At March 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..............................   $ 7,962,183
Accumulated long-term gain (loss) ..........................   $(1,549,744)
Unrealized appreciation (depreciation) .....................   $25,815,104

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $94,844 for the year ended March 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
20 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $81,593 for Class A, $23,086 for Class B and $100 for Class C for the year ended March 31, 2006.

During the year ended March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $9,331 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $172,802,704 and $189,396,438, respectively, for the year ended March 31, 2006. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                       YEAR ENDED MARCH 31, 2006
                           CLASS A     CLASS B    CLASS C   CLASS I   CLASS Y
--------------------------------------------------------------------------------
Sold                       1,268,071    345,707    33,131        --     4,048
Issued for reinvested
 distributions                    --         --        --        --        --
Redeemed                  (2,299,950)  (836,454)  (87,863)       --    (3,673)
--------------------------------------------------------------------------------
Net increase (decrease)   (1,031,879)  (490,747)  (54,732)       --       375
--------------------------------------------------------------------------------

                                       YEAR ENDED MARCH 31, 2005
                           CLASS A      CLASS B   CLASS C   CLASS I   CLASS Y
--------------------------------------------------------------------------------
Sold                       1,630,716    447,291    29,930       989    13,770
Issued for reinvested
 distributions               774,175    222,482    18,983        --       782
Redeemed                  (1,807,395)  (969,133)  (33,855)       --   (14,154)
--------------------------------------------------------------------------------
Net increase (decrease)      597,496   (299,360)   15,058       989       398
--------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $4,275,480 were on loan to brokers. For collateral, the Fund received $4,345,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $16,650 for the year ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended March 31, 2006.

--------------------------------------------------------------------------------
22 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,549,744 at March 31, 2006, that if not offset by capital gains will expire in 2013. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

--------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                          2006       2005      2004      2003        2002
Net asset value, beginning of period                $  8.98   $  12.63   $  7.23    $ 7.25    $   4.59
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.04)      (.09)     (.02)     (.02)       (.03)
Net gains (losses) (both realized and unrealized)      5.79      (2.40)     6.27       .34        2.69
--------------------------------------------------------------------------------------------------------
Total from investment operations                       5.75      (2.49)     6.25       .32        2.66
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --      (1.16)     (.85)     (.34)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 14.73   $   8.98   $ 12.63    $ 7.23    $   7.25
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $    87   $     62   $    80    $   45    $     43
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.46%      1.50%     1.55%     1.66%       1.78%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                     (.32%)     (.86%)    (.81%)    (.30%)      (.48%)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                           111%       196%      173%      343%        458%
--------------------------------------------------------------------------------------------------------
Total return(c)                                       64.03%    (19.94%)   87.27%(d)  3.91%(e)   57.95%
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(e) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

--------------------------------------------------------------------------------
24 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

--------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                          2006       2005      2004      2003        2002
Net asset value, beginning of period                $  8.56   $  12.08   $  6.95    $ 6.99    $   4.46
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.12)      (.17)     (.08)     (.08)       (.07)
Net gains (losses) (both realized and unrealized)      5.49      (2.28)     5.99       .34        2.60
--------------------------------------------------------------------------------------------------------
Total from investment operations                       5.37      (2.45)     5.91       .26        2.53
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --      (1.07)     (.78)     (.30)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 13.93   $   8.56   $ 12.08    $ 6.95    $   6.99
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $    20   $     17   $    27    $   16    $     11
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       2.22%      2.26%     2.30%     2.42%       2.54%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                    (1.10%)    (1.64%)   (1.58%)   (1.01%)     (1.22%)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                           111%       196%      173%      343%        458%
--------------------------------------------------------------------------------------------------------
Total return(c)                                       62.73%    (20.52%)   85.81%(d)  3.21%(e)   56.73%
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(e) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS C

--------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                          2006       2005      2004      2003        2002
Net asset value, beginning of period                $  8.48   $  12.00   $  6.90    $ 6.98    $   4.45
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.12)      (.16)     (.13)     (.08)       (.07)
Net gains (losses) (both realized and unrealized)      5.45      (2.27)     6.00       .34        2.60
--------------------------------------------------------------------------------------------------------
Total from investment operations                       5.33      (2.43)     5.87       .26        2.53
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --      (1.09)     (.77)     (.34)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 13.81   $   8.48   $ 12.00    $ 6.90    $   6.98
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $     2   $      2   $     2    $    2    $     --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       2.20%      2.24%     2.29%     2.42%       2.51%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                    (1.11%)    (1.61%)   (1.54%)    (.89%)     (1.20%)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                           111%       196%      173%      343%        458%
--------------------------------------------------------------------------------------------------------
Total return(c)                                       62.85%    (20.54%)   85.88%(d)  3.15%(e)   56.85%
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(e) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

--------------------------------------------------------------------------------
26 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I

-----------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                               2006     2005(b)
Net asset value, beginning of period                                     $  9.02   $10.11
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .02     (.02)
Net gains (losses) (both realized and unrealized)                           5.82      .14
-----------------------------------------------------------------------------------------------
Total from investment operations                                            5.84      .12
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          --    (1.21)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 14.86   $ 9.02
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $    --   $   --
-----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                            1.00%     .99%(d)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .16%    (.28%)(d)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    111%     196%
-----------------------------------------------------------------------------------------------
Total return(e)                                                            64.75%     .87%(f)
-----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

CLASS Y

-------------------------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006       2005       2004      2003       2002
Net asset value, beginning of period                               $   9.04   $  12.69   $   7.26   $  7.28   $   4.60
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.01)      (.07)       .02      (.01)      (.02)
Net gains (losses) (both realized and unrealized)                      5.83      (2.40)      6.28       .34       2.70
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       5.82      (2.47)      6.30       .33       2.68
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     --      (1.18)      (.87)     (.35)        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.86   $   9.04   $  12.69   $  7.26   $   7.28
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     --   $     --   $     --   $    --   $     --
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.28%      1.35%      1.36%     1.51%      1.58%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.12%)     (.82%)     (.73%)     .04%      (.28%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               111%       196%       173%      343%       458%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       64.38%    (19.72%)    87.64%(d)  4.02%(e)  58.26%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(e) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

--------------------------------------------------------------------------------
28 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE SELECTED SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Precious Metals Fund (a series of RiverSource Selected Series, Inc.) as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2006, and the financial highlights for each of the years in the five-year period ended March 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals Fund as of March 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 22, 2006

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                   BEGINNING        ENDING         EXPENSES
                                                 ACCOUNT VALUE  ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                                  OCT. 1, 2005  MARCH 31, 2006   THE PERIOD(a)   EXPENSE RATIO
--------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,401.50       $    8.80         1.47%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,017.60       $    7.39         1.47%
--------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,395.80       $   13.32         2.23%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,013.81       $   11.20         2.23%
--------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,396.40       $   13.20         2.21%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,013.91       $   11.10         2.21%
--------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,404.50       $    6.23         1.04%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,019.75       $    5.24         1.04%
--------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $   1,000      $ 1,403.20       $    7.85         1.31%
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $   1,000      $ 1,018.40       $    6.59         1.31%
--------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +40.15% for Class A, +39.58% for Class B, +39.64% for Class C, +40.45% for
      Class I and +40.32% for Class Y.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 98 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                      Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.               since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 51
---------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member        Chair, Board Services Corporation
901 S. Marquette Ave.               since 1999          (provides administrative services
Minneapolis, MN 55402                                   to boards); former Governor
Age 71                                                  of Minnesota
---------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                   Board member        Trustee Professor of Economics and
901 S. Marquette Ave.               since 2004          Management, Bentley College;
Minneapolis, MN 55402                                   former Dean, McCallum Graduate
Age 55                                                  School of Business, Bentley College
---------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                       Board member        Attorney and Consultant
901 S. Marquette Ave.               since 1985
Minneapolis, MN 55402
Age 71
---------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                     Board member        Former Managing Director,              American Progressive
901 S. Marquette Ave.               since 2005          Shikiar Asset Management               Insurance
Minneapolis, MN 55402
Age 70
---------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.               Board member        President Emeritus and                 Valmont Industries, Inc.
901 S. Marquette Ave.               since 2002          Professor of Economics,                (manufactures irrigation
Minneapolis, MN 55402                                   Carleton College                       systems)
Age 67
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member        Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.               since 2004          Management, Inc. (private real         (transportation,
Minneapolis, MN 55402                                   estate and asset management            distribution
Age 53                                                  company)                               and logistics consultants)
---------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                      Board member        President and Chief Executive
901 S. Marquette Ave.               since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                   Insurance Company, Inc. since 1999
Age 52
---------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                     Board member        Former three-term United States
1201 Sunshine Ave.                  since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
---------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                Board member        Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.               since 2002          Inc. since 2003 (biotechnology);       (biotechnology); American
Minneapolis, MN 55402                                   former President, Forester Biotech     Healthways, Inc. (health
Age 62                                                                                         management programs)
---------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center   since 2001,         and Chief Investment Officer,
Minneapolis, MN 55474               Vice President      Ameriprise Financial, Inc. and
Age 45                              since 2002          President, Chairman of the Board
                                                        and Chief Investment Officer,
                                                        RiverSource Investments, LLC
                                                        since 2005; Senior Vice President -
                                                        Chief Investment Officer, Ameriprise
                                                        Financial, Inc. and Chairman of the
                                                        Board and Chief Investment Officer,
                                                        RiverSource Investments, LLC,
                                                        2001-2005
---------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND       PRINCIPAL OCCUPATION
AGE                                 LENGTH OF SERVICE   DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer           Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center     since 2002          since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                   2000-2002
Age 50
---------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                  Vice President      Senior Vice President - Fixed Income, Ameriprise Financial, Inc.
172 Ameriprise Financial Center     since 2004          since 2002 and Senior Vice President - Fixed Income, RiverSource
Minneapolis, MN 55474                                   Investments, LLC since 2004; Managing Director, Zurich Global
Age 42                                                  Assets, 2001-2002
---------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                      President           Senior Vice President - Mutual Funds, Ameriprise Financial, Inc.,
596 Ameriprise Financial Center     since 2002          since 2002 and Senior Vice President, RiverSource Investments,
Minneapolis, MN 55474                                   LLC since 2004; Vice President and Managing Director -
Age 52                                                  American Express Funds, Ameriprise Financial, Inc., 2000-2002
---------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                       Vice President,     President of Board Services Corporation
901 S. Marquette Ave.               General Counsel,
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978
---------------------------------------------------------------------------------------------------------------------------
Beth E. Weimer                      Chief Compliance    Vice President and Chief Compliance Officer, Ameriprise Financial,
172 Ameriprise Financial Center     Officer since 2004  Inc., since 2001 and Chief Compliance Officer, RiverSource
Minneapolis, MN 55474                                   Investments, LLC since 2005; Vice President and Chief Compliance
Age 53                                                  Officer - Asset Management and Insurance, Ameriprise Financial
                                                        Services, Inc., since 2001
---------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.

--------------------------------------------------------------------------------
34 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
36 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------
other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
38 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PRECIOUS METALS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE               WITHHOLD
--------------------------------------------------------------------------------
   Kathleen Blatz                   59,322,540.61            2,815,748.03
--------------------------------------------------------------------------------
   Arne H. Carlson                  59,119,873.28            3,018,415.36
--------------------------------------------------------------------------------
   Patricia M. Flynn                59,419,492.18            2,718,796.46
--------------------------------------------------------------------------------
   Anne P. Jones                    59,059,157.90            3,079,130.74
--------------------------------------------------------------------------------
   Jeffrey Laikind                  59,162,032.07            2,976,256.57
--------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.            59,207,865.20            2,930,423.44
--------------------------------------------------------------------------------
   Catherine James Paglia           59,292,022.45            2,846,266.19
--------------------------------------------------------------------------------
   Vikki L. Pryor                   59,260,892.27            2,877,396.37
--------------------------------------------------------------------------------
   Alan K. Simpson                  58,814,522.26            3,323,766.38
--------------------------------------------------------------------------------
   Alison Taunton-Rigby             59,273,438.25            2,864,850.39
--------------------------------------------------------------------------------
   William F. Truscott              59,391,295.74            2,746,992.90
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE       AGAINST       ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
        57,758,933.80   3,261,878.69   1,031,887.53      85,588.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

         AFFIRMATIVE       AGAINST       ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
        58,234,446.76   2,713,111.84   1,105,141.42      85,588.62
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

         AFFIRMATIVE      AGAINST        ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
        56,681,392.09   4,328,749.72   1,042,558.21      85,588.62
--------------------------------------------------------------------------------

BORROWING

         AFFIRMATIVE      AGAINST        ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
        56,889,613.39   3,988,627.00   1,174,459.63      85,588.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
40 - RIVERSOURCE PRECIOUS METALS FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) PRECIOUS METALS FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
     INVESTMENTS        Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                S-6142 AC (5/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

         Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

                        2006 - $23,200;                       2005 - $21,113

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Selected Series, Inc. were as follows:

                        2006 - $16;                           2005 - $23

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for RiverSource Selected Series, Inc. were as follows:

                        2006 - $2,702;                        2005 - $8,050

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered for RiverSource Selected Series, Inc. were as follows:

                        2006 - $300;                          2005 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2006 - $90,002;                       2005 - $108,950

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $87,000;                       2005 - $100,900

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 4/1/04 - 3/31/05
 2006 represents bills paid 4/1/05 - 3/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              RIVERSOURCE SELECTED SERIES, INC.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 11, 2006